SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report: October 19, 1998
(Date of earliest event reported)


                    Nomura Asset Securities Corporation
               Commercial Mortgage Pass-Through Certificates
                             Series 1998-D6
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          (Exact Name of registrant as specified in its charter)

Delaware                      33-48-48-1-06             13-3672336
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(State or Other Juris-         (Commission             (I.R.S. Employer
diction of Incorporation)       File Number)            Identification Number)


Two World Financial Center, Building B, New York, New York       10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:             212-667-9300
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               This Document contains exactly 288 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the October 19, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c)     Exhibits


                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.        Description



5.1             99                  Monthly distribution report pursuant to
                                    Section 4.02 of the Pooling and Servicing
                                    Agreement for the distribution on
                                    October 19, 1998


5.2             99                  Comparative Financial Status
                                    Report as of 10/13/98

                                    Delinquent Loan Status Report as of
                                    10/13/98

                                    REO Status Report as of 10/13/98

                                    Watch List as of 10/13/98

                                    Historical Loan Modification Report
                                    as of 10/13/98

                                    Historical Loss Estimate Report as of
                                    10/13/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              AMRESCO SERVICES, L.P., IN
                                              ITS CAPACITY AS SERVICER
                                              UNDER THE POOLING AND
                                              SERVICING AGREEMENT ON
                                              BEHALF OF  ASSET SECURITIZATION
                                              CORPORATION, REGISTRANT





                                              By:  ______________________
                                                   Daniel B. Kirby,
                                                   Senior Vice President


                                              By:  ______________________
                                                   Sean D. Reilly
                                                   Vice President


Date: October 22, 1998

                         EXHIBIT INDEX



                      Item 601(a) of
                      Regulation S-K
      Exhibit No.     Exhibit No.     Description


      5.1             99              Monthly distribution report pursuant to
                                      Section 4.02 of the Pooling and Servicing
                                      Agreement for the distribution on
                                      October 19, 1998


      5.2             99              Comparative Financial Status
                                      Report as of  10/13/98

                                      Delinquent Loan Status Report as of
                                      10/13/98

                                      REO Status Report as of  10/13/98

                                      Watch List as of  10/13/98

                                      Historical Loan Modification Report
                                      as of  10/13/98

                                      Historical Loss Estimate Report as of
                                      10/13/98